PROSPECTUS

                                                                February 1, 2002

               [GRAPHIC OMITTED]
           The Mark of ExcellenceSM
                                                                           Money
                                                                     Market Fund



[LOGO]TOUCHSTONE
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                                                                 Family of Funds

The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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                                     Income
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

TOUCHSTONE MONEY MARKET FUND
221 East Fourth Street, Suite 300 o Cincinnati, Ohio 45202 o 800.543.0407

TABLE OF CONTENTS
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                                                                            Page
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Money Market Fund                                                              3
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Investment Strategies and Risks                                                5
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The Fund's Management                                                          7
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Investing With Touchstone                                                      8
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Distributions and Taxes                                                       12
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Financial Highlights                                                          13
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                           TOUCHSTONE FAMILY OF FUNDS

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MONEY MARKET
FUND
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THE FUND'S INVESTMENT GOAL
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The Money Market Fund seeks high current  income,  consistent with liquidity and stability of principal. The Fund is a money market fund, which seeks to maintain a constant share price of $1.00 per share.

ITS PRINCIPAL INVESTMENT STRATEGIES
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The Fund invests in high-quality money market instruments.

The Fund's investments may include:

o Domestic bank obligations including certificates of deposit, bankers' acceptances and time deposits

o U.S. Government obligations issued directly by the U.S. Treasury or by agencies of the U.S. Government

o    Short-term corporate debt securities

o    Taxable and tax-exempt municipal securities

o    Variable and floating rate securities

o    Repurchase agreements

To comply with SEC rules pertaining to money market funds, the Fund will limit its investments as follows:

o The Fund will not invest more than 5% of its assets in the securities of 1 issuer and will not invest more than 25% of its assets in any particular industry.

o The Fund will invest in securities rated in 1 of the 2 highest rating categories by any 2 nationally recognized rating agencies.

o The Fund may purchase unrated securities only if the Sub-Advisor determines the securities meet the Fund's quality standards.

o    The Fund will only invest in securities that mature in 13 months or less.

o The dollar-weighted average maturity of its portfolio will be 90 days or less.

THE KEY RISKS
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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC, the U.S. Treasury or any other government entity. Although the Fund seeks to preserve the value of your investment, it is possible to lose money by investing in the Fund. The Fund's yield:

o Varies from day to day due to changes in interest rates and will generally increase when interest rates increase and decrease when interest rates decrease.

o Decreases if issuers are unable to make timely payments of interest or principal.

As with any money market fund, there is no guarantee that the Fund will achieve its goal or will maintain a constant share price of $1.00 per share. A sudden deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions could cause the issuer to default on its obligation to pay interest and repay principal. This could cause the value of the Fund's shares to decrease.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

WHO MAY WANT TO INVEST
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This  Fund is  most  appropriate  for  you if you  seek a  relatively  low  risk short-term investment. Safety of your investment is of key importance to you. Additionally, you are willing to accept potentially lower returns in order to maintain a lower, more tolerable level of risk. This Fund is appropriate for you if you want the added convenience of writing checks directly from your account.

                           TOUCHSTONE FAMILY OF FUNDS

THE FUND'S PERFORMANCE
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The bar chart  below  indicates  the risks of  investing  in the Fund.  It shows changes in the performance of the Fund's shares from year to year since the Fund started.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                               MONEY MARKET FUND

                               [GRAPHIC OMITTED}

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     1996         1997         1998         1999         2000         2001
     5.06%        5.13%        5.01%        4.84%        6.05%        3.95%
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During the period shown in the bar chart, the highest quarterly return was 1.55%
(for the quarter ended December 31, 2000) and the lowest quarterly return was 0.63% (for the quarter ended December 31, 2001).

For  information  on  the  Fund's  current  and  effective  7-day  yield,   call
1.800.543.0407.

The table below indicates the risks of investing in the Fund. It shows the Fund's average annual returns for the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2001
---------------------------------------------------
                                            Since
                                            Fund
                    1 Year     5 Years     Started*

MONEY MARKET FUND    3.95%      5.04%       5.05%
---------------------------------------------------

     *    The Fund began operations on September 29, 1995.

THE FUND'S FEES AND EXPENSES
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This table  describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

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                                                   Shareholder Fees (fees paid
                                                  directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases                                          None
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Maximum Deferred Sales
Charge (Load)                                                 None
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Redemption Fee                                                  *
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Exchange Fee                                                  None
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Check Redemption
Processing Fee                                                None
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                                                  Annual Fund Operating Expenses
                                                   (expenses that are deducted
                                                        from Fund assets)

Management Fees                                              0.50%
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Distribution (12b-1) Fees                                    0.05%
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Other Expenses                                               0.50%
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Total Annual Fund
Operating Expenses                                           1.05%
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Fee Waiver and/or Expense
Reimbursement                                                0.40%
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Net Expenses1                                                0.65%
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*    You may be charged up to $15 for each wire redemption. This fee is subject to change.

1 Pursuant to a written contract between Touchstone Advisors and the Trust, Touchstone Advisors has agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Total Annual Fund Operating Expenses to 0.65%. Touchstone Advisors has agreed to maintain these expense limitations through at least September 30, 2002.

                           TOUCHSTONE FAMILY OF FUNDS

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------
1 Year      $    66
-------------------
3 Years     $   294
-------------------
5 Years     $   541
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10 Years    $ 1,246
-------------------

The examples for the 3, 5 and 10 year periods are calculated using the Total Fund Operating Expenses before the limits agreed to under the written contract between Touchstone Advisors and the Trust for periods after year 1.

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INVESTMENT STRATEGIES
AND RISKS
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CAN THE FUND DEPART FROM ITS
NORMAL STRATEGIES?
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The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, the Fund may not achieve its investment goals.

THE FUND AT A GLANCE
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The  following  table can give you a quick basic  understanding  of the types of securities the Fund tends to invest in. You should read all of the information about the Fund and its risks before deciding to invest.

HOW CAN I TELL, AT A GLANCE,
WHICH TYPES OF SECURITIES THE
FUND MIGHT INVEST IN?
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The  following  table  shows  the main  types of  securities  in which  the Fund
generally  will  invest.   Investments  marked  P  are  principal   investments.
Investments marked 0 are other types of securities in which the Fund may invest to a lesser extent. Some of the Fund's investments are described in detail below:
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Invests in money market instruments                                     P
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Invests in short-term debt securities                                   P
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Invests in variable and floating rate securities                        P
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Invests in U.S. Government securities                                   P
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Invests in municipal securities                                         P
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Invests in corporate debt securities                                    P
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Invests in asset-backed securities                                      0
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Invests in investment grade debt securities                             P
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Invests in repurchase agreements                                        P
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                           TOUCHSTONE FAMILY OF FUNDS

ADDITIONAL INFORMATION ABOUT
FUND INVESTMENTS
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MONEY MARKET INSTRUMENTS include:

o    Bank obligations

o    Short-term government securities

o    Short-term corporate debt securities

o    Short-term municipal securities

o    Variable and floating rate securities

BANK OBLIGATIONS include:

o Certificates of deposit, which are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal

o Bankers' acceptances, which are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange

o Time deposits, which are deposits in a bank that earn a specified interest rate over a given period of time

U.S. GOVERNMENT SECURITIES include:

o Obligations issued directly by the U.S. Treasury such as Treasury bills, notes and bonds

o Obligations issued by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration and the Tennessee Valley Authority

o    U.S. Treasuries issued without interest coupons (STRIPS)

o Inflation-indexed bonds issued by the U.S. Treasury which have their principal value periodically adjusted to the rate of inflation

Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. Other U.S. Government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury.

CORPORATE DEBT SECURITIES are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.

MUNICIPAL SECURITIES are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

VARIABLE AND FLOATING RATE SECURITIES are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are generally rated BBB or better by Standard & Poor's Rating Service (S&P) or Baa or better by Moody's Investor Service, Inc. (Moody's).

ASSET-BACKED SECURITIES. Asset-backed securities represent groups of other assets, for example, credit card receivables, that are combined or pooled for sale to investors.

REPURCHASE AGREEMENTS. Repurchase agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than 7 days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

RISKS OF INVESTING IN THE FUND
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INTEREST RATE RISK. The Fund's yield will vary from day to day due to changes in interest rates. Generally, the Fund's yield will increase when interest rates increase and will decrease when interest rates decrease.

CREDIT RISK. The securities in the Fund's portfolio are subject to the possibility that a deterioration in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.

                           TOUCHSTONE FAMILY OF FUNDS

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THE FUND'S
MANAGEMENT
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INVESTMENT ADVISOR
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Touchstone  Advisors,  Inc. (the "Advisor" or "Touchstone  Advisors") located at
221 East Fourth Street, Cincinnati, Ohio 45202, is the investment advisor for the Fund.

Touchstone Advisors has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act") since 1994. As of December 31, 2001, Touchstone Advisors had approximately $1.8 billion in assets under management.

Touchstone Advisors is responsible for selecting the Fund's Sub-Advisor, subject to review by the Board of Trustees. Touchstone Advisors selects a Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating the Fund's Sub-Advisor, including:

o    Level of knowledge and skill

o    Performance as compared to its peers or benchmark

o    Consistency of performance over 5 years or more

o    Level of compliance with investment rules and strategies

o    Employees, facilities and financial strength

o    Quality of service

Touchstone Advisors will also continually monitor the performance of the Fund's Sub-Advisor through various analyses and through in-person, telephone and written consultations with the Sub-Advisor.

Touchstone Advisors discusses its expectations for performance with the Sub-Advisor. Touchstone Advisors provides written evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.

Touchstone Advisors is responsible for running all of the operations of the Fund, except for those that are subcontracted to the Sub-Advisor, custodian, transfer agent and administrator. The Fund will pay Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays the Sub-Advisor a fee for its services. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.49% of the Fund's average daily net assets.

FUND SUB-ADVISOR
--------------------------------------------------------------------------------
The Sub-Advisor makes the day-to-day decisions regarding buying and selling specific securities for the Fund. The Sub-Advisor manages the investments held by the Fund according to the Fund's investment goals and strategies.

SUB-ADVISOR TO THE FUND
--------------------------------------------------------------------------------
FORT WASHINGTON INVESTMENT ADVISORS, INC.
(FORT WASHINGTON)
420 East Fourth Street, Cincinnati, OH 45202

Fort Washington has been registered as an investment advisor under the Advisers Act since 1990. Fort Washington provides investment advisory services to individuals, institutions, mutual funds and variable annuity products. As of December 31, 2001, Fort Washington had approximately $19 billion in assets under management.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews all of Touchstone Advisors' decisions to reduce the possibility of a conflict of interest situation.

                           TOUCHSTONE FAMILY OF FUNDS

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INVESTING
WITH TOUCHSTONE
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CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS.
Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES
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You can contact your financial  advisor to purchase  shares of the Fund. You may also purchase shares of the Fund directly from Touchstone Securities, Inc. ("Touchstone"). In any event, you must complete the investment application included in this Prospectus. You may also obtain an investment application from Touchstone or your financial advisor.

For more information about how to purchase shares, telephone Touchstone (Nationwide call toll-free 1.800.543.0407).

     ! Investor Alert: Each Touchstone Fund reserves the right to reject any purchase request - including exchanges from other Touchstone Funds - that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required to purchase shares as well as to learn about the various ways you can purchase your shares.

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                                                        Initial      Additional
                                                        Investment   Investment

Regular Account                                          $1,000        $   50
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Retirement Plan Account or
Custodial Account under a
Uniform Gifts/Transfers to
Minors Act ("UGTMA")                                     $  250        $   50
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Investments through the
Automatic Investment Plan                                $   50        $   50
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     ! Investor  Alert:  Touchstone  may change  these  initial  and  additional investment minimums at any time.

DISTRIBUTION PLAN
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The Fund has  adopted a  distribution  plan under Rule 12b-1 of the 1940 Act for its shares. The plan allows the Fund to pay an annual fee of up to 0.35% of its average daily net assets for the sale and distribution of shares. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT
--------------------------------------------------------------------------------
For information about how to purchase shares, telephone Touchstone (Nationwide call toll-free 1.800.543.0407).

You can invest in the Fund in the following ways:

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Fund.

o Send your check with the completed investment application to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201- 5354. Your application will be processed subject to your check clearing. You may be charged a fee if your check is returned for insufficient funds or uncollected funds.

o    You may also open an account through your financial advisor.

o You may receive a dividend in the Fund on the day you wire an investment if you notify Touchstone of your wire by 12:30 p.m., Eastern time, on that day. Your purchase will be priced based upon the net asset value ("NAV") after a proper order is received.

BY EXCHANGE

o You may exchange shares of the Fund for Class A shares of another Touchstone Fund at NAV or for shares of any Touchstone money market fund.

o    You do not have to pay any exchange fee for your exchange.

o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

o You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans, such as defined benefit and defined contribution plans.

INDIVIDUAL RETIREMENT PLANS

o    Traditional Individual Retirement Accounts (IRAs)

o    Savings Incentive Match Plan for Employees (SIMPLE IRAs)

o    Spousal IRAs

o    Roth Individual Retirement Accounts (Roth IRAs)

o    Coverdell Education Savings Accounts (Education IRAs)

o    Simplified Employee Pension Plans (SEP IRAs)

o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to Touchstone

                           TOUCHSTONE FAMILY OF FUNDS

EMPLOYER SPONSORED RETIREMENT PLANS

o    Defined benefit plans

o Defined contribution plans (including 401k plans, profit sharing plans and money purchase plans)

o    457 plans

-->  SPECIAL TAX CONSIDERATION
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

o    For further  information about any of the plans,  agreements,  applications
     and  annual   fees,   contact   Touchstone   (Nationwide   call   toll-free
     1.800.543.0407) or your financial advisor.

ADDING TO YOUR ACCOUNT
--------------------------------------------------------------------------------
BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o    Make your check payable to the Fund.

o    Write your account number on the check.

o Either: (1) Mail the check with the investment form in the envelope provided with your account statement; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o You may be charged a fee if your check is returned for insufficient funds or uncollected funds.

BY WIRE

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number.

o You may receive a dividend in the Fund on the day you wire an investment if you notify Touchstone of your wire by 12:30 p.m., Eastern time, on that day.

o    Banks may charge a fee for handling wire transfers.

o You should contact Touchstone or your financial advisor for further instructions.

BY EXCHANGE

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account-By exchange" in this Prospectus.

AUTOMATIC INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The various ways that you can invest in the Fund are outlined below. Touchstone does not charge any fees for these services.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in the Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. For further details about this service, call Touchstone at 1.800.543.0407.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund or in another Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund. This occurs on a monthly basis and the minimum investment is $50.

DOLLAR COST AVERAGING. Our Dollar Cost Averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic transfers of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in the Fund at the next determined NAV on a day selected by the institution or customer, or when the account balance reaches a predetermined dollar amount. Institutions participating in this program are responsible for placing their orders in a timely manner. You may be charged a fee by your financial institution for participating in this program.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund may authorize certain processing organizations to receive purchase and sales orders on its behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

o    Charge a fee for its services

o    Act as the shareholder of record of the shares

o    Set different minimum initial and additional investment requirements

o    Impose other charges and restrictions

o Designate intermediaries to accept purchase and sales orders on the Fund's behalf.

                           TOUCHSTONE FAMILY OF FUNDS

Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

SELLING YOUR SHARES
--------------------------------------------------------------------------------
You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $25,000.

o    To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request before the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o The proceeds of sales of shares in the Fund may be wired to you on the same day of your telephone request, if your request is properly made before 12:30 p.m., Eastern time.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery) a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases.

Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

o    Requiring personal identification

o Making checks payable only to the owner(s) of the account shown on Touchstone's records

o    Mailing checks only to the account address shown on Touchstone's records

o    Directing wires only to the bank account shown on Touchstone's records

o    Providing written confirmation for transactions requested by telephone

o    Tape recording instructions received by telephone

BY MAIL

o    Write to Touchstone.

o    Indicate the number of shares or dollar amount to be sold.

o    Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

BY WIRE

o    Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

o    You may be charged a fee.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

BY CHECK

o    You may open a checking account in the Fund and redeem shares by check.

o    There is no fee for your checking account.

o The minimum amount of each check redemption is $100. All checks written for less than the minimum amount will be returned. You may be charged a fee for checks written below the minimum.

                           TOUCHSTONE FAMILY OF FUNDS

o Checks will be processed at the NAV on the day the check is presented to the Custodian for payment.

o If the amount of your check is more than the value of the shares held in your account, you will be charged for each check returned for insufficient funds.

o    Checks may not be certified.

o If you invest in the Fund through a cash sweep program with a financial institution, you may not open a checking account.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o    Withdrawals can be made monthly, quarterly, semiannually or annually.

o    There is no special fee for this service.

o    There is no minimum amount required for retirement plans.

THROUGH YOUR FINANCIAL ADVISOR

o You may also sell shares by contacting your financial advisor, who may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor is responsible for making sure that sale requests are transmitted to Touchstone in proper form in a timely manner.

! Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES
--------------------------------------------------------------------------------
Some circumstances require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring a signature guarantee include:

o    Proceeds from the sale of shares that exceed $100,000

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o    Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from a joint account to an individual's account

o Changing wire or ACH instructions or sending proceeds via wire or ACH when instructions have been added within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS
--------------------------------------------------------------------------------
Touchstone will forward the proceeds of your sale to you (or to your financial advisor) within 3 business days (normally within 3 business days after receipt of a proper written request and within 1 business day after receipt of a proper telephone request).

PROCEEDS SENT TO FINANCIAL ADVISORS. Proceeds that are sent to your financial advisor will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you may need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

LOW ACCOUNT BALANCES. Touchstone may sell your shares and send the proceeds to you if your balance falls below the minimum amount required for your account as a result of redemptions that you have made (as opposed to a reduction from market changes). This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (UGTMA). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o    When the NYSE is closed for other than customary weekends and holidays

o    When trading on the NYSE is restricted

o When an emergency situation causes the Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets

o    During any other time when the SEC, by order, permits.

                           TOUCHSTONE FAMILY OF FUNDS

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund's share price, also called NAV, is determined as of 12:30 p.m. and 4:00 p.m., Eastern time, every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at NAV determined after your purchase or sale order is received in proper form by Touchstone.

The Fund seeks to maintain a constant share price of $1.00 per share by valuing investments on an amortized cost basis. Under the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities with maturities of 13 months or less and invests only in securities that meet its quality standards and present minimal credit risks. The Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than at market value. This method should enable the Fund to maintain a stable NAV per share. However, there is no assurance that the Fund will be able to do so.

--------------------------------------------------------------------------------
DISTRIBUTIONS
AND TAXES
--------------------------------------------------------------------------------

-->  SPECIAL TAX CONSIDERATION
You should consult with your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and any capital gains. The Fund's dividends will be declared daily and paid monthly.

TAX INFORMATION
--------------------------------------------------------------------------------
DISTRIBUTIONS. The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain distributions paid by the Fund during the prior taxable year.

                           TOUCHSTONE FAMILY OF FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended September 30, 2000 and thereafter was audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for prior periods was audited by other independent auditors.

------------------------------------------------------------------------------------------------------------------------------------
                                                                       PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                ONE
                                                            YEAR         YEAR         YEAR         YEAR        MONTH         YEAR
                                                           ENDED,       ENDED        ENDED        ENDED        ENDED        ENDED
                                                          SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    AUG. 31,
                                                            2001         2000         1999         1998        1997(A)       1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                          -------------------------------------------------------------------------
Net investment income .................................      0.048        0.056        0.046        0.050        0.004        0.050
                                                          -------------------------------------------------------------------------
Dividends from net investment income ..................     (0.048)      (0.056)      (0.046)      (0.050)      (0.004)      (0.050)
                                                          -------------------------------------------------------------------------
Net asset value at end of period ......................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                          =========================================================================
Total return ..........................................      4.91%        5.79%        4.74%        5.07%        4.99%(C)     5.14%
                                                          =========================================================================
Net assets at end of period (000's) ...................   $ 84,452     $ 42,935     $ 23,198     $ 18,492     $ 73,821     $ 94,569
                                                          =========================================================================
Ratio of net expenses to average net assets(B) ........      0.65%        0.65%        0.65%        0.79%        0.80%(C)     0.65%

Ratio of net investment income to average net assets ..      4.60%        5.75%        4.63%        4.95%        4.99%(C)     5.03%
------------------------------------------------------------------------------------------------------------------------------------

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30.

(B) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.05%, 1.13%, 1.11% and 0.79% for the periods ended September 30, 2001, 2000, 1999 and August 31, 1997, respectively.

(C)  Annualized.

                           TOUCHSTONE FAMILY OF FUNDS

                              [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For investors who want more information about     TOUCHSTONE
the Fund, the following documents are             FAMILY OF FUNDS
available free upon request:
                                                  DISTRIBUTOR
STATEMENT OF ADDITIONAL INFORMATION (SAI):        Touchstone Securities, Inc.
The SAI provides more detailed information        221 East Fourth Street
about the Fund and is legally a part of this      Cincinnati, Ohio 45202
Prospectus.                                       800.638.8194
                                                  www.touchstonefunds.com
ANNUAL/SEMIANNUAL REPORTS: The Fund's annual
and semiannual reports provide additional         INVESTMENT ADVISOR
information about the Fund's investments.         Touchstone Advisors, Inc.
                                                  221 East Fourth Street
You can get free copies of the SAI, the           Cincinnati, Ohio 45202
reports, other information and answers to
your questions about the Fund by contacting       TRANSFER AGENT
your financial advisor, or the Fund at:           Integrated Fund Services, Inc.
Touchstone Family of Funds 221 East Fourth        P.O. Box 5354
Street, Suite 300 Cincinnati, Ohio 45202          Cincinnati, Ohio 45201-5354
1.800.543.0407 http://www.touchstonefunds.com
                                                  SHAREHOLDER SERVICE
Information about the Fund (including the         800.543.0407
SAI) can be reviewed and copied at the
Securities and Exchange Commission's Public
Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.942.8090.

Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public
Reference Room of the SEC, 450 Fifth Street,
N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-2538

Member Western & Southern Financial Group

[LOGO]TOUCHSTONE
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                                                                 Family of Funds